UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

GENENTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9813 (Commission File Number)	94-2347624 (I.R.S. Employer Identification No.)

1 DNA Way
South San Francisco, California 94080-4990
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 225-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

Attached as Exhibit 100 to this report are the following materials from Genentech, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, filed on November 4, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated Statements of Income for the three-month and nine-month periods ended September 30, 2008 and 2007, (ii) Condensed Consolidated Statements of Cash Flows for the nine-month periods ended September 30, 2008 and 2007, and (iii) Condensed Consolidated Balance Sheets at September 30, 2008 and December 31, 2007. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of Genentech, Inc. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in Exhibit 100 in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.
100
The following materials from Genentech, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, filed on November 4, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated Statements of Income for the three-month and nine-month periods ended September 30, 2008 and 2007, (ii) Condensed Consolidated Statements of Cash Flows for the nine-month periods ended September 30, 2008 and 2007, and (iii) Condensed Consolidated Balance Sheets at September 30, 2008 and December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENENTECH, INC.
Date:	November 20, 2008	/s/DAVID A. EBERSMAN
David A. Ebersman Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 100.INS	XBRL Instance Document
Exhibit 100.SCH	XBRL Taxonomy Extension Schema
Exhibit 100.CAL	XBRL Taxonomy Extension Calculation Linkbase
Exhibit 100.LAB	XBRL Taxonomy Extension Label Linkbase
Exhibit 100.PRE	XBRL Taxonomy Extension Presentation Linkbase
Exhibit 100.REF	XBRL Taxonomy Extension Reference Linkbase